UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2016

Stanley Black & Decker, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 12, 2016, Stanley Black & Decker, Inc. (the “Company”) and Newell Brands Inc. (“Seller”) entered into a Stock and Asset Purchase Agreement (the “Agreement”). Pursuant to the Agreement, the Company has agreed to acquire substantially all of the assets and stock of the Tools business (the “Tools Business”) of Seller for $1.95 billion in cash (the “Purchase Price”), plus the assumption of certain liabilities of the Tools Business as specified in the Agreement. The Purchase Price is subject to a customary working capital adjustment.

In the Agreement, Seller and the Company have made customary representations and warranties and have agreed to customary covenants relating to the sale.  Among other things, prior to the closing, Seller will be subject to certain business conduct restrictions with respect to the Tools Business.

The Company and Seller have agreed to indemnify each other for losses arising from certain breaches of the Agreement and for certain other liabilities.  In addition, Seller will retain and has agreed to indemnify the Company for certain liabilities, including certain environmental liabilities and certain liabilities relating to the assets retained by Seller, in each case as described in the Agreement.

The Company and Seller have agreed to enter into related transaction agreements at the closing, including a customary transition services agreement.

The purchase and sale, which is expected to close in the first half of 2017, is subject to certain customary closing conditions, including (i) the expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (ii) certain other antitrust approvals in foreign jurisdictions (together, the “Antitrust Conditions”).  The Agreement also contains certain termination rights, including the right of either party to terminate the Agreement if the closing has not occurred on or before August 12, 2017 (the “Initial Outside Date”), subject to the right of each party to extend the Initial Outside Date by up to 90 days if the transaction has not closed by August 12, 2017 because the Antitrust Conditions have not yet been satisfied

The above description of the Agreement and the sale of the Tools Business does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Agreement has been included to provide security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company or Seller.  The Agreement contains representations and warranties that Seller, on one hand, and the Company, on the other hand, made to and solely for the benefit of each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the Agreement or contained in confidential disclosure schedules.  These disclosure schedules modify, qualify or create exceptions to the representations and warranties set forth in the Agreement.  Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosure schedules, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders or (iii) may have been used for the purpose of allocating risk between the parties to the Agreement rather than establishing matters as facts.  For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.  Security holders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or Seller.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this filing which represent its expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements made in this filing, include, but are not limited to, statements concerning: the consummation of the acquisition; the Tools Business complementing and expanding the Company’s existing operations; cost savings and synergies and revenue synergies; and accretion to earnings per share.

You are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are not guarantees of future events and involve risks, uncertainties and other known and unknown factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by such forward-looking statements, including, but not limited to, the failure to consummate, or a delay in the consummation of, the transaction for various reasons; failure to successfully integrate the Tools Business and achieve expected cost and revenue synergies; or the acquisition-related charges being greater than anticipated.

Forward-looking statements made herein are also subject to risks and uncertainties, described in: the Company's 2015 Annual Report on Form 10-K, its subsequently filed Quarterly Reports on Form 10-Q; and other filings the Company makes with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. The Company makes no commitment to revise or update any forward-looking statements to reflect events or circumstances occurring or existing after the date of any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

2.1	Stock and Asset Purchase Agreement, dated as of October 12, 2016, by and between Newell Brands Inc. and Stanley Black & Decker, Inc.

(pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the Stock and Asset Purchase Agreement have been omitted; exhibits and schedules will be supplementally provided to the SEC upon request).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

October 14, 2016	By:	/s/ Bruce H. Beatt
Name: Bruce H. Beatt
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

2.1	Stock and Asset Purchase Agreement, dated as of October 12, 2016, by and between Newell Brands Inc. and Stanley Black & Decker, Inc.

(pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the Stock and Asset Purchase Agreement have been omitted; exhibits and schedules will be supplementally provided to the SEC upon request).